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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                               DATED MAY 1, 2004,

The supplement dated June 1, 2004 is hereby amended and restated as follows:

GUARANTEED RETIREMENT INCOME BENEFIT II

For applications received on or after June 28, 2004, the Guaranteed Retirement Income Benefit II ("GRIB II") is no longer available for purchase for contracts issued in Minnesota or Oregon.

                                      * * *

Effective June 1, 2004 the prospectus is hereby amended as follows:

PURCHASE PAYMENTS

We may reduce or eliminate the minimum initial purchase payment requirement, upon your request, in the following circumstances:

      - You purchase your contract through a 1035 exchange of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial purchase payment requirement AND prior to Manulife's receipt of such 1035 monies, the value drops below the applicable minimum initial purchase payment requirement due to market conditions.

      - You purchase more than one new contract and such contracts cannot be combined AND the average combined initial purchase payment for these new contracts is equal to or greater than $50,000.

      - You and your spouse each purchase at least one new contract AND the average initial purchase payment for the new contract(s) is equal to or greater than $50,000.

      - You purchase a contract that will be used within Manulife's Individual 401(k) Program.

      - You purchase a new IRA contract for a new participant added under your Simplified Employee Pension Plan AND the plan is currently invested in one or more IRA contracts issued by Manulife.

      - You purchase multiple contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the annuitant under each contract is a plan participant AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.

                                      * * *

OPTIONAL BENEFITS

GUARANTEED RETIREMENT INCOME BENEFIT

For applications received on or after June 1, 2004, the Guaranteed Retirement Income Benefit III ("GRIB III") and Guaranteed Retirement Income Benefit II ("GRIB II") are no longer available for purchase in any state where the optional Guaranteed Principal Plus Rider is available for purchase.

OPTIONAL GUARANTEED PRINCIPAL PLUS RIDER

Effective June 1, 2004, the Scudder Money Market Portfolio will be added as an available investment option for applications that elect the optional Guaranteed Principal Plus ("GPP") rider and for existing contracts that elected the GPP rider. The following sections of the prospectus are amended as described below.

Investment Options

If you elect GPP, you must invest 100% of your contract value at all times:

      (a)   in the Scudder Money Market Portfolio; or

      (b) in a manner consistent with any of the Model Allocations currently available with GPP (see "Model Allocations Available with GPP" in the prospectus.)


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If you select (a) above, you must allocate your entire contract value to the
Money Market Portfolio.

If you select (b) above, you must allocate your entire contract value to one of the Model Allocations currently available with GPP and you must rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation, you will be considered to have met (b) above. Note if you select a Model Allocation you may not dollar cost average from the Money Market Portfolio pursuant to our DCA program.

You may transfer between (a) and (b), or vice versa, on any date, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which Model Allocation or investment option available with GPP is best suited for your financial needs and risk tolerance.

                                      * * *

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

The disclosure under "General Information About Us, The Variable Account and the Portfolios - The Manufacturers Life Insurance Company (U.S.A.)" is amended to indicate that the Fitch rating is the "2nd category of 24", not the "2nd category of 22" as currently stated.

                         SUPPLEMENT DATED JUNE 25, 2004

Wealthmark Supp 6/25/04


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